                                                                    EXHIBIT 99.2

                            TRANSLINK SOFTWARE, INC

                            CONDENSED BALANCE SHEET
                                  (unaudited)

                                                                                        March 31,
                                                                                      ------------
                                    ASSETS                                                2000
                                                                                          ----
Current assets:
  Cash and cash equivalents....................................................       $   250,955
  Accounts receivable..........................................................                 -
  Prepaid expenses and other current assets....................................            58,743
                                                                                      -----------

           Total current assets................................................           309,698

Property and equipment, net....................................................           225,053

Other assets...................................................................            29,960
                                                                                      -----------

Total assets...................................................................       $   564,711
                                                                                      ===========

                    LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable.............................................................       $    20,045
  Accrued liabilities..........................................................            29,897
  Deferred revenue.............................................................           247,911
                                                                                      -----------

           Total current liabilities...........................................           297,853
                                                                                      -----------

Deferred rent..................................................................            68,238

Commitments (Note 6)

Shareholders' equity:
  Series A convertible preferred stock, par value $1.00, 1,500,000 shares authorized; shares issued and outstanding: none in 1998
   and 1,500,000 in 1999 (liquidation preference of $1,500,000)................         1,500,000
  Common stock, no par value, 100,000,000 shares authorized; shares
   issued and outstanding: 12,310,449 in 1998 and 1999.........................         2,593,621
  Notes receivable from shareholders...........................................           (28,000)
  Deferred stock compensation..................................................          (253,329)
  Accumulated deficit..........................................................        (3,613,672)
                                                                                      -----------

           Total shareholders' equity..........................................           198,620
                                                                                      -----------

Total liabilities and shareholders' equity.....................................       $   564,711
                                                                                      ===========

                      See notes to financial statements.

                           TRANSLINK SOFTWARE, INC.

                      CONDENSED STATEMENTS OF OPERATIONS
                                  (unaudited)

                                                                                          Three months      Three months
                                                                                              ended             ended
                                                                                            March 31,         March 31,
                                                                                              1999              2000
                                                                                          ------------------------------
Revenues:
  License...........................................................................         $  30,244        $  30,893
  Service...........................................................................             9,960           33,559
                                                                                             ---------        ---------
            Total revenues..........................................................            40,204           64,452

Costs and expenses:
  License cost of revenues..........................................................             3,950            1,217
  Service cost of revenues..........................................................             5,577            6,657
  Sales and marketing...............................................................            83,919          110,047
  Research and development..........................................................           145,586          230,909
  General and administrative........................................................            84,970          199,873
  Stock compensation*...............................................................                 -           17,273
                                                                                             ---------        ---------

           Total costs and expenses.................................................           324,002          565,976

Loss from operations................................................................          (283,798)        (501,524)

Other income (expense):
  Interest income and other, net....................................................             2,699            6,962
  Interest expense..................................................................          (361,811)               -
                                                                                             ---------        ---------
            Total other income (expense), net........................................         (359,112)           6,962
                                                                                             ---------        ---------
 Net loss............................................................................        $(642,910)       $(494,562)
                                                                                             =========        =========

*Stock compensation:
  Cost of revenues..................................................................         $       -        $     823
  Sales and marketing...............................................................                 -            5,141
  Research and development..........................................................                 -           10,795
  General and administrative........................................................                 -              514
                                                                                             ---------        ---------
            Total....................................................................        $       -        $  17,273
                                                                                             =========        =========

                      See notes to financial statements.

                           TRANSLINK SOFTWARE, INC.

                      CONDENSED STATEMENTS OF CASH FLOWS
                                  (unaudited)



                                                                                                        Three months   Three months
                                                                                                            ended          ended
                                                                                                          March 31,      March 31,
                                                                                                            1999           2000
                                                                                                        -------------   ------------
Cash flows from operating activities:
  Net loss...................................................................................               (642,910)     $(494,562)
  Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation and amortization............................................................                 11,253         19,824
    Noncash interest expense.................................................................                361,811              -
    Amortization of deferred compensation....................................................                      -         17,273
    Changes in assets and liabilities:
      Accounts receivable....................................................................                 13,000          1,326
      Prepaid expenses and other current assets..............................................                (10,376)       (22,063)
      Accounts payable.......................................................................                (12,646)        (9,235)
      Accrued liabilities and deferred rent..................................................                  8,488         46,378
      Deferred revenue.......................................................................                      -        (16,475)
                                                                                                           ---------      ---------

           Net cash used in operating activities.............................................               (271,380)      (457,534)
                                                                                                           ---------      ---------

Cash flows from investing activities:
  Purchases of property and equipment........................................................                   (899)       (48,605)
  Other assets...............................................................................                   (621)        24,389
                                                                                                           ---------      ---------

           Net cash used in investing activities.............................................                 (1,520)       (24,216)
                                                                                                           ---------      ---------

Cash flows from financing activities:
  Proceeds from note payable to shareholders.................................................                423,774              -
  Sale of common stock.......................................................................                      -         16,500
  Proceeds from exercise of common stock warrants............................................                      -          2,500
                                                                                                           ---------      ---------

           Net cash provided by financing activities.........................................                423,774         19,000
                                                                                                           ---------      ---------

Net increase (decrease) in cash and cash equivalents.........................................                150,874       (462,750)

Cash and cash equivalents - beginning of period..............................................                234,548        713,705
                                                                                                           ---------      ---------

Cash and cash equivalents - end of period....................................................              $ 385,422      $ 250,955
                                                                                                           =========      =========

                      See notes to financial statements.

                            TRANSLINK SOFTWARE, INC.

               NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

1. Basis of Presentation

   The financial statements at March 31, 2000, for the three months ended
March 31, 1999 and 2000 are unaudited, but include all adjustments (consisting only of normal recurring adjustments) that the Company considers necessary for a fair presentation of financial position and operating results. Operating results for the three month period ended March 31, 1999 and 2000 are not necessarily indicative of results that may be expected for any future periods.

   The accompanying unaudited interim financial statements have been prepared with the assumption that users of the interim financial information have read TransLink Software, Inc. audited financial statements for the years ended December 31, 1998 and 1999. Accordingly, footnote disclosures which would substantially duplicate the disclosures contained in these audited financial statements have been omitted from these unaudited interim financial statements. While management believes the disclosures presented are adequate to make these financial statements not misleading, these financial statements should be read in conjunction with TransLink's audited financial statements and related notes.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

2. Acquisition by Active Software, Inc.

   In April 2000, the Company was acquired by Active Software, Inc. (Active), a developer of software products for businesses that allow users to integrate incompatible software applications across their extended enterprise of customers, suppliers and partners. Active issued 796,363 shares of common stock, options to purchase 43,041 shares of common stock, and paid approximately $4.5 million in cash in exchange for all capital stock of the Company, net liabilities assumed of approximately $345,000 and other costs of approximately $248,000.